ANNUAL
REPORT

Franklin Tax-Exempt Money Fund

July 31, 1998

Thank you for investing with Franklin Templeton. Our most valuable assets are the trust and confidence of our clients. In responding to your needs, we strive to provide you with the highest quality products, superior investment performance and the best level of service in our industry. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund

CONTENTS

Shareholder Letter ...........................................        1
Performance Summary ..........................................        4
Financial Highlights &
Statement of Investments .....................................        5
Financial Statements .........................................       11
Notes to
Financial Statements .........................................       14
Independent
Auditor's Report .............................................       16


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 6 of this report.

SHAREHOLDER LETTER

Your Fund's Objective: Franklin Tax-Exempt Money Fund seeks to provide a high level of current income, consistent with liquidity and preservation of capital. The fund pursues a conservative investment policy by limiting its investments to high quality securities as it seeks to maintain a $1.00 share price.1

1. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Exempt Money Fund's annual report for the period ended July 31, 1998.

During much of the period under review, the U.S. economy continued its remarkable expansion, demonstrating strong growth with few signs of inflation. Consumer prices, as measured by the consumer price index (CPI), increased only 1.68% over the 12-month period ended June 30, 1998. However, by the period's end, the preliminary, annualized, second quarter Gross Domestic Product gain of 1.4% reflected some economic slowdown due to the Asian financial crisis. Interest rates declined during the year under review, with the 30-year Treasury yield ending the period at 5.72%, down from 6.30% on July 31, 1997.

The strength of the national economy left state and local municipalities with cash surpluses and less need for short-term financing. June 1998's year-to-date municipal note supply was $15.736 billion versus $17.759 billion for the same period last year. Along with the decrease in supply came an increase in demand, as demonstrated by the record asset levels in tax-exempt money market funds. According to IBC Financial Data, an information provider focusing on money market mutual funds, tax-exempt money fund assets increased during the year under review, from $144 billion in June 1997 to $169 billion in June 1998. This supply and demand imbalance put significant pricing pressure on the short end of the market. For example, weekly variable and put rates for VRDNs averaged 3.85% during the second quarter of 1998, declining 0.15% from levels in second quarter 1997.

During the reporting period the fund participated in several attractive deals. Notable purchases included Wisconsin Operating Notes, Colorado state TRANs and Texas state TRANs. We also bought Utah state general obligation TECP and University of Arkansas weekly VRDNs.

1. Please remember, an investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution, and there can be no assurance that the fund will be able to maintain a net asset value of $1.00 per share.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 6 of this report.


Money Market Acronyms

The report mentions the following acronyms often used in the short-term municipal market.

TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax and Revenue Anticipation Note
VRDN   - Variable-Rate Demand Note

Falling interest rates caused the fund's seven-day effective yield to decrease, from 3.09% on July 31, 1997, to 2.93% at the end of the reporting period. The fund's seven-day annualized yield also decreased, from 3.05%, to 2.89% for the same period. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal tax bracket of 39.6% would need to earn 4.78% from a taxable investment to match the fund's tax-free yield.

As always, Franklin Tax-Exempt Money Fund's investment strategy emphasizes high quality and liquidity. In an effort to provide safety and stability of principal, we manage the fund more conservatively than required by SEC guidelines. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. In addition, Franklin Tax-Exempt Money Fund does not buy any derivatives. Instead, the fund purchases only plain vanilla, tax-exempt variable-rate securities. The fund does not have any exposure to Japanese banks or their U.S. agencies, in accordance with our philosophy of purchasing securities only from what management believes are the most credit-worthy institutions. Please remember, this discussion reflects our views, opinions and portfolio holdings as of July 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Exempt Money Fund

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Tax-Exempt Money Fund
Period ended 7/31/98

Seven-day effective yield1    2.93%
Seven-day annualized yield    2.89%
Taxable equivalent yield2     4.78%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the 1998 maximum 39.6% federal personal income tax rate.

Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields.

The fund's manager agreed in advance to waive a portion of management fees, which reduces expenses and increases yield to shareholders. Without these reductions, the fund's effective and annualized yields for the period would have been 2.70% and 2.67%, respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.

Past performance is not predictive of future results.

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Highlights



                                                            YEAR ENDED JULY 31,
                                                 1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........        $1.00        $1.00        $1.00        $1.00     $1.00
                                           --------------------------------------------------------------
Income from investment operations:
 Net investment income ....................          .029         .029         .029         .029      .020
Less distributions from net investment income       (.029)       (.029)       (.029)       (.029)    (.020)
                                           ---------------------------------------------------------------
Net asset value, end of year ..............        $1.00        $1.00        $1.00        $1.00     $1.00
                                           ===============================================================

Total return* .............................         2.99%        2.94%        2.93%        2.98%     1.85%

Ratios/supplemental data
Net assets, end of year (000's) ...........     $164,525     $161,038     $166,713     $173,123  $202,883
Ratios to average net assets:
 Expenses .................................         0.65%        0.65%        0.65%        0.65%     0.65%
 Expenses excluding waiver and
  payments by affiliate ...................         0.83%        0.80%        0.81%        0.78%     0.87%
 Net investment income ....................         2.94%        2.91%        2.88%        2.65%     1.84%

*Total return is not annualized.

See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Statement of Investments, July 31, 1998
                                                                                                          PRINCIPAL
                                                                                                           AMOUNT        VALUE
   Investments 99.5%
   Arizona 4.8%
a  Apache County IDA, Tucson Electric Power, Series A, Weekly VRDN and Put, 3.55%, 12/15/18 .....        $3,200,000  $ 3,200,000
a  Maricopa County, PCR, Arizona Pollution Control Corp. Refunding,
    Series A, Daily VRDN and Put, 3.70%, 5/01/29 ................................................         2,700,000    2,700,000
a  Maricopa County, Washington Elementary Project, Series C, FGIC Insured, 4.25%, 7/01/99 .......         2,000,000    2,008,670
                                                                                                                    ------------
                                                                                                                       7,908,670
                                                                                                                    ------------
   Arkansas 1.6%
a  University of Arkansas Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.55%, 12/01/19 ........................................................         2,600,000    2,600,000
                                                                                                                    ------------
   Colorado 4.3%
a  Colorado Health Facilities Authority Revenue, Boulder Community
   Hospital Project, Series B, MBIA Insured,
 Weekly VRDN and Put, 3.55%, 10/01/14 ...........................................................            15,000       15,000
   Colorado State General Fund TRAN, Series A,
   4.00%, 6/25/99 ...............................................................................         5,000,000    5,018,456
   4.25%, 6/25/99 ...............................................................................         2,000,000    2,011,786
                                                                                                                    ------------
                                                                                                                       7,045,242
                                                                                                                    ------------
   Delaware 1.8%
a  Delaware State Economic Development Authority, IDR, Refunding, Delaware Clean Power Project, Series C,
    Weekly VRDN and Put, 3.65%, 8/01/29 .........................................................         3,000,000    3,000,000
                                                                                                                    ------------
   Georgia 8.8%
a  De Kalb County Hospital Authority, Revenue Anticipation Certificates,
   De Kalb Medical Center Project, Weekly VRDN
    and Put, 3.65%, 9/01/09 .....................................................................         1,900,000    1,900,000
a  Hapeville Development Authority, IDR, Hapeville Hotel Ltd.,
    Daily VRDN and Put, 3.70%, 11/01/15 .........................................................         5,100,000    5,100,000
a  Macon-Bibb County Hospital Authority, Revenue Certificates,
    Medical Center of Central Georgia, Weekly VRDN and  Put, 3.65%, 4/01/07 .....................           900,000      900,000
a  Municipal Electric Authority, Series B, Weekly VRDN and Put, 3.55%, 6/01/20 ..................         5,000,000    5,000,000
a  Rockdale County Hospital Authority, Revenue Anticipation Certificates,
   Weekly VRDN and Put, 3.65%, 10/01/09 .........................................................         1,610,000    1,610,000
                                                                                                                    ------------
                                                                                                                      14,510,000
                                                                                                                    ------------
   Illinois 1.7%
a  City of Chicago, O'Hare International Airport Revenue, General Airport,
   Second Lien, Series B, Weekly VRDN and Put,  3.50%, 1/01/15 ..................................         2,770,000    2,770,000
                                                                                                                    ------------
   Indiana .9%
a  Princeton PCR, PSI Energy Income Project, Refunding, Daily VRDN, 3.75%, 4/01/22 ..............         1,400,000    1,400,000
                                                                                                                    ------------
   Iowa 3.7%
a  Iowa Financial Authority, Cedar River Paper Co., Solid Waste Disposal Revenue,
    Daily VRDN and Put, 3.80%, 5/01/25 ..........................................................         1,100,000    1,100,000
   Iowa State School Corps Warrant Certificates, Series A, FSA Insured, 4.50%, 6/25/99 ..........         5,000,000    5,036,844
                                                                                                                    ------------
                                                                                                                       6,136,844
                                                                                                                    ------------
   Kentucky 3.5%
a  Kentucky Development Finance Authority Revenue, Pooled Loan Program,
    Series A, FGIC Insured, Weekly VRDN and  Put, 3.55%, 12/01/15 ...............................         1,300,000    1,300,000
a  Kentucky Economic Development Finance Authority, Hospital Facilities Revenue,
    Health Alliance, Series D, MBIA Insured,  Weekly VRDN and Put, 3.50%, 1/01/22 ...............         4,500,000    4,500,000
                                                                                                                    ------------
                                                                                                                       5,800,000
                                                                                                                    ------------

   Louisiana 5.0%
a  Calcasieu Parish, Inc., IDB, PCR, Citgo Petroleum Corp.,
   Weekly VRDN and Put, 3.60%, 8/01/04 ..........................................................        $2,200,000  $ 2,200,000
a  Louisiana Public Facilities Authority, Hospital Revenue,
   Willis-Knighton Medical Project, Refunding, AMBAC,  Weekly VRDN and Put, 3.70%, 9/01/23 ......         1,000,000    1,000,000
a  Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd.,
   Daily VRDN and Put, 3.70%, 12/01/15 ..........................................................         3,605,000    3,605,000
a  State Offshore Terminal Authority, Deepwater Port Revenue,
    Refunding, Daily VRDN and Put, 3.70%, 9/01/06 ...............................................         1,400,000    1,400,000
                                                                                                                    ------------
                                                                                                                       8,205,000
                                                                                                                    ------------
   Michigan 6.8%
a  Delta County Environmental Impact Revenue, Economic Development Corp.,
    Refunding, Daily VRDN, 3.70%, 12/01/23.......................................................         3,400,000    3,400,000
a  Michigan Higher Education Student Loan Authority Revenue, Refunding,
   Series XII-B, AMBAC Insured, Daily VRDN and  Put, 3.50%, 10/01/13 ............................         1,100,000    1,100,000
   Michigan State NTS, 4.50%, 9/30/98 ...........................................................         4,000,000    4,004,710
a  Michigan State Strategic Fund, Detroit Edison Co., Refunding, Daily
    VRDN and Put, 3.70%, 9/01/30 ................................................................         2,600,000    2,600,000
                                                                                                                    ------------
                                                                                                                      11,104,710
                                                                                                                    ------------
   Mississippi 2.7%
a  Perry County, Mississippi PCR, Leaf River Forest Project, Refunding,
    Daily VRDN and Put, 3.70%, 3/01/02 ..........................................................         4,400,000    4,400,000
                                                                                                                    ------------
   Missouri 3.9%
a  Kansas City IDA, Hospital Revenue, Resh Health Services Systems,
    MBIA Insured, Daily VRDN and Put,  3.70%, 10/15/15 ..........................................         1,400,000    1,400,000
   Missouri Development Finance Board, Infrastructure Facilities Revenue,
    Science City Union Station, Series A,  3.80%, 12/01/98 ......................................         5,000,000    5,000,000
                                                                                                                    ------------
                                                                                                                       6,400,000
                                                                                                                    ------------
   Nevada .6%
a  Clark County, Airport Improvement Revenue, Sub. Lien, Series A-1,
    Weekly VRDN and Put, 3.40%, 7/01/25 .........................................................         1,000,000    1,000,000
                                                                                                                    ------------
   New Mexico 1.8%
a  Farmington PCR, Refunding, Arizona Public Services Co., Series A,
    Daily VRDN and Put, 3.70%, 5/01/24 ..........................................................         1,400,000    1,400,000
a  University of New Mexico Revenue, Refunding, Sub. Lien, AMBAC Insured,
    Weekly VRDN and Put, 3.40%, 6/01/06 .........................................................         1,600,000    1,600,000
                                                                                                                    ------------
                                                                                                                       3,000,000
                                                                                                                    ------------
   New York 9.1%
a  New York City, Sub-Series B-7, AMBAC Insured,
    Daily VRDN and Put, 3.70%, 8/15/18 ..........................................................           600,000      600,000
a  New York City Municipal Assistance Corp, Sub-Series K-2,
    Weekly VRDN and Put, 3.35%, 7/01/08 .........................................................         1,400,000    1,400,000
a  New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue, Series C, FGIC Insured,  Daily VRDN and Put, 3.70%, 6/15/23 ..           800,000      800,000
a  New York State Dormitory Authority Revenue, Oxford University Press,
   Weekly VRDN and Put, 3.40%, 7/01/25 ..........................................................         1,000,000    1,000,000
a  New York State Job Development Authority, Guaranteed Special Purpose,
   Series A-1, Daily VRDN and Put,  3.70%, 3/01/07 ..............................................         1,400,000    1,400,000
   Suffolk County TAN, Series RA-1, 4.25%, 8/13/98 ..............................................         3,000,000    3,000,591
a  Triborough Bridge and Tunnel Authority, Special Obligation, FGIC Insured,
    Weekly VRDN and Put, 3.35%, 1/01/24 .........................................................         1,800,000    1,800,000
   Westchester County TAN, 3.59%, 12/29/98 ......................................................         5,000,000    5,000,382
                                                                                                                    ------------
                                                                                                                      15,000,973
                                                                                                                    ------------

   North Carolina 3.3%
a  North Carolina Medical Care Community Hospital Revenue,
   Aces-Pooled Financing Project, Series A, Daily VRDN and  Put, 3.70%, 10/01/20 ................        $5,300,000  $ 5,300,000
a  Wake County Industrial Facilities and PCFA Revenue,
   Carolina Power and Light Co., Series A, Weekly VRDN and Put,  3.50%, 5/01/15 .................           100,000      100,000
                                                                                                                    ------------
                                                                                                                       5,400,000
                                                                                                                    ------------
   Ohio 3.0%
a  Cuyahoga County Hospital Revenue, Cleveland Clinic Foundation,
    Series A, Weekly VRDN and Put, 3.50%, 1/01/26 ...............................................         5,000,000    5,000,000
                                                                                                                    ------------
   Pennsylvania 4.5%
   Montgomery County IDAR, Peco Energy Co., TECP, 3.50%, 9/15/98 ................................         3,100,000    3,100,000
a  Philadelphia Water and Wastewater Revenue, AMBAC Insured,
    Series B, Weekly VRDN and Put, 3.82%, 8/01/27 ...............................................         3,000,000    3,000,000
   Venango IDA, TECP, 3.60%, 9/14/98 ............................................................         1,300,000    1,300,000
                                                                                                                    ------------
                                                                                                                       7,400,000
                                                                                                                    ------------
   Rhode Island .9%
a  Rhode Island State Industrial Facilities Corp., Electric Facilities Revenue,
    Blackstone Valley Electric Co., Weekly VRDN  and Put, 3.60%, 12/01/14 .......................         1,500,000    1,500,000
                                                                                                                    ------------
   Texas 17.3%
a  Brazos River Authority, Houston Lighting and Power Company,
   Refunding, Series 1997, AMBAC Insured, Daily VRDN and Put, 3.80%, 11/01/18 ...................         6,000,000    6,000,000
a  Nueces County Health Facilities Development Corp. Revenue,
   Driscoll Childrens Foundation, Weekly VRDN and Put,  3.60%, 7/01/15 ..........................         1,285,000    1,285,000
a  Port Arthur Naval District, IDC, PCR, American Petrofina Inc.,
    Daily VRDN and Put, 3.70%, 5/01/03 ..........................................................         2,900,000    2,900,000
a  Port Arthur Naval District Environmental Facility Revenue,
   Refunding, Star Enterprise Project, Daily VRDN and Put,  3.65%, 5/01/03 ......................         5,000,000    5,000,000
a  Red River Authority, PCR, Refunding, Southwestern Public Services Co.,
    Weekly VRDN and Put, 3.75%, 7/01/11 .........................................................         1,300,000    1,300,000
a  Sabine River Authority, PCR, Texas Utilities Co.,
   Daily VRDN and Put, 3.75%, 4/01/30 ...........................................................         5,000,000    5,000,000
a  Silsbee Health Facilities Development Corp. Hospital Revenue,
   Silsbee Doctors Hospital, Weekly VRDN and Put,  3.55%, 11/01/04 ..............................         2,000,000    2,000,000
   Texas State TRAN, Series A, 4.75%, 8/31/98 ...................................................         5,000,000    5,003,682
                                                                                                                    ------------
                                                                                                                      28,488,682
                                                                                                                    ------------
   Utah 4.5%
   Utah State GO, TECP, 3.65%, 8/06/98 ..........................................................         7,400,000    7,400,000
                                                                                                                    ------------
   Washington 2.4%
a  Seattle Water System Revenue, Weekly VRDN and Put, 3.50%, 9/01/25 ............................         2,000,000    2,000,000
a  Washington State Housing Finance Commission, MF, Mortgage Revenue,
   Lake Washington Apartments Project,  Weekly VRDN and Put, 3.70%, 10/01/26 ....................         2,000,000    2,000,000
                                                                                                                    ------------
                                                                                                                       4,000,000
                                                                                                                    ------------

   Wisconsin 2.6%
a  La Crosse Industrial Development Revenue, Refunding, Dairyland Power Coop,
    Series C, AMBAC Insured, Daily VRDN and  Put, 3.70%, 2/01/15.................................        $1,210,000  $ 1,210,000
a  Wisconsin State Health & Educational Facilities Authority Revenue,
    Wheaton Franciscan Services, Weekly VRDN and Put,  3.50%, 8/15/16 ...........................         1,000,000    1,000,000
   Wisconsin State Operating Notes, Series 2, 4.50%, 6/15/99 ....................................         2,000,000    2,016,164
                                                                                                                    ------------
                                                                                                                       4,226,164
                                                                                                                    ------------
   Total Investments (Cost $163,696,285) 99.5%...................................................                    163,696,285
   Other Assets, less Liabilities .5%............................................................                        828,850
                                                                                                                    ------------
   Net Assets 100.0%.............................................................................                   $164,525,135
                                                                                                                    ============

See glossary of terms on page 10.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

Glossary of Terms
   AMBAC      - American Municipal Bond Assurance Corp.
   FGIC       - Financial Guaranty Insurance Co.
   FSA        - Financial Security Assistance
   GO         - General Obligation
   IDA        - Industrial Development Authority/Agency
   IDAR       - Industrial Development Authority/Agency Revenue
   IDB        - Industrial Development Board
   IDC        - Industrial Development Corp.
   IDR        - Industrial Development Revenue
   MBIA       - Municipal Bond Investors Assurance Corp.
   MF         - Multi-Family
   PCFA       - Pollution Control Financing Authority
   PCR        - Pollution Control Revenue
   TAN        - Tax Anticipation Notes
   TECP       - Tax-Exempt Commercial Paper
   TRAN       - Tax Revenue Anticipation Notes

FRANKLIN TAX-EXEMPT MONEY FUND
Financial Statements


Statement of Assets and Liabilities
July 31, 1998

Assets:
 Investments in securities, at value and cost .............................................  $163,696,285
 Cash .....................................................................................       214,774
  Interest receivable .....................................................................     1,098,332
                                                                                           --------------
      Total assets ........................................................................   165,009,391
                                                                                           --------------

Liabilities:
 Payables:
  Affiliates ..............................................................................       147,268
  Shareholders ............................................................................       285,576
 Distributions to shareholders ............................................................         9,822
                                                                                           --------------
 Other liabilities ........................................................................        41,590
                                                                                           --------------
      Total liabilities ...................................................................       484,256
                                                                                           --------------
Net assets (equivalent to $1.00 per share based on 164,525,135 shares of capital stock outstanding) .....................................................  $164,525,135
                                                                                           ==============

See notes to financial statements.


Statement of Operations
for the year ended July 31, 1998

Investment income:
 Interest ..........................................................................           $5,836,320
Expenses:
 Management fees (Note 3) ..........................................................  938,729
 Transfer agent fees (Note 3) ......................................................  203,275
 Custodian fees ....................................................................    2,354
 Reports to shareholders ...........................................................  110,740
 Registration and filing fees ......................................................   65,166
 Professional fees .................................................................   16,095
 Directors' fees and expenses ......................................................   11,592
 Other .............................................................................    4,218
                                                                                    ---------
      Total expenses ...............................................................            1,352,169
      Expenses waived/paid by affiliate (Note 3) ...................................            (293,976)
                                                                                             ------------
       Net expenses ................................................................            1,058,193
                                                                                             ------------
        Net investment income ......................................................            4,778,127
                                                                                             ------------
Net realized gain from investments .................................................                1,693
                                                                                             ------------
Net increase in net assets resulting from operations ...............................           $4,779,820
                                                                                             ============

See notes to financial statements.


Statements of Changes in Net Assets
for the years ended July 31, 1998 and 1997

                                                                                 1998            1997
                                                                           ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................   $ 4,778,127    $ 4,674,684
  Net realized gain (loss) from investments ...............................         1,693         (1,844)
                                                                           ------------------------------
      Net increase in net assets resulting from operations ................     4,779,820      4,672,840
 Distributions to shareholders from net investment income .................  (4,779,820)+     (4,672,840)+
 Capital share transactions (Note 2) ......................................     3,487,344     (5,675,656)
                                                                           ------------------------------
      Net increase (decrease) in net assets ...............................     3,487,344     (5,675,656)
Net assets (there is no undistributed net investment
 income at beginning or end of period):
 Beginning of year ........................................................   161,037,791    166,713,447
                                                                           -----------------------------
 End of year ..............................................................  $164,525,135   $161,037,791
                                                                           =============================

+Distributions were increased by net realized gains from security transactions of $1,693 for the year ended July 31, 1998 and decreased by net realized losses of $1,844 for the year ended July 31, 1997.

See notes to financial statements.

FRANKLIN TAX-EXEMPT MONEY FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Exempt Money Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks high current income exempt from federal income taxes, consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities are valued at amortized cost which approximates value.

B. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

C. SECURITY TRANSACTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At July 31, 1998, there were five billion shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                      YEAR ENDED JULY 31
                                --------------------------
                                      1998         1997
                                --------------------------
  Shares sold ..................$ 358,177,980$ 264,112,919
  Shares issued in reinvestment
   of distributions ............    4,792,736    4,663,817
  Shares redeemed .............. (359,483,372)(274,452,392)
                                --------------------------
        Net increase (decrease)  $  3,487,344 $ (5,675,656)
                               ============================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services Inc. (FT Services), the Fund's investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE  AVERAGE DAILY NET ASSETS
     ------------------------------------------------------------------
        .625%    First $100 million
        .500%    Over $100 million, up to and including $250 million
        .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statement of Operations.

4. INCOME TAXES

At July 31, 1998, the Fund had tax basis capital losses of $9,413, which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:
       2003 ............................ $6,881
       2004 ............................    688
       2005 ............................  1,844
                                        -------
                                         $9,413
                                        =======

At July 31, 1998, the Fund has deferred capital losses occurring subsequent to October 31, 1997 of $619. For tax purposes, such losses will be reflected in the year ending July 31, 1999.

5. CREDIT RISKS

The Fund has investments in excess of 10% of its total net assets in the state of Texas. Such concentration may subject the Fund more significantly to economic changes occurring within that state.


FRANKLIN TAX-EXEMPT MONEY FUND
Independent Auditor's Report

To the Shareholders and Board of Trustees of Franklin Tax-Exempt Money Fund:

We have audited the accompanying statement of assets and liabilities of the Franklin Tax-Exempt Money Fund (the Fund), including the statement of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Tax-Exempt Money Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers L.L.P.

San Francisco, California
September 4, 1998

Franklin Tax-Exempt Money Fund
Annual Report
July 31, 1998.


APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between Franklin Tax-Exempt Money Fund's seven-day annualized yield of 2.89% and the taxable equivalent yield of 4.78% on 7/31/98.